--------------------------------------------------------------------------------
                                                  WEITZ SERIES FUND, INC.

                                               FIXED INCOME PORTFOLIO

                                                       ANNUAL

                                                       REPORT

                                                       MARCH 31, 1997

                                                ONE PACIFIC PLACE, SUITE 600
                                                   1125 SOUTH 103 STREET
                                                 OMAHA, NEBRASKA 68124-6008

                                                        402-391-1980
                                                        800-232-4161
                                                      402-391-2125 FAX

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                          PERFORMANCE SINCE INCEPTION

A long-term perspective on our portfolio's performance is shown below. The table shows how an investment of $10,000 in the Fixed Income Portfolio at its inception would have grown over the years (after deducting all fees and expenses and assuming reinvestment of all dividends). The table also sets forth average annual total return data for the Fixed Income Portfolio for the one and five year periods ended March 31, 1997, and for the period since inception, calculated in accordance with SEC standardized formulas.

                      VALUE OF      VALUE OF      VALUE OF
                       INITIAL     CUMULATIVE    CUMULATIVE     TOTAL     ANNUAL
                       $10,000    CAPITAL GAIN   REINVESTED   VALUE OF    RATE OF
PERIOD ENDED         INVESTMENT   DISTRIBUTIONS   DIVIDENDS    SHARES     RETURN
-------------------  -----------  -------------  -----------  ---------  ---------

Dec. 23, 1988         $  10,000            --            --   $  10,000         --
Dec. 31, 1988             9,939            --            68      10,007         --
Dec. 31, 1989            10,020            --           900      10,920        9.1%
Dec. 31, 1990            10,232            12         1,661      11,905        9.0
Dec. 31, 1991            10,625            13         2,597      13,235       11.4
Dec. 31, 1992            10,557            13         3,396      13,966        5.5
Dec. 31, 1993            10,820            14         4,258      15,092        8.1
Dec. 31, 1994             9,961            13         4,763      14,737       -2.4
Dec. 31, 1995            10,847            14         6,199      17,060       15.8
Dec. 31, 1996            10,637            13         7,158      17,808        4.4
Mar. 31, 1997            10,619            13         7,147      17,779       -0.2+

The portfolio's average annual total return for the one and five year periods ended March 31, 1997, and for the period since inception (December 23, 1988), were 5.2%, 6.1% and 7.2%, respectively. These returns assume redemption at the end of each period and reinvestment of dividends.

Since inception, the total amount of capital gains distributions reinvested in shares was $13, and the total amount of income distributions reinvested was $7,031. This information represents past performance of the portfolio and is not indicative of future performance. The investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Additional information is available from Wallace R. Weitz & Co. at the address listed on the front cover.

+Return is for the three month period 12/31/96 through 3/31/97.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                         MARCH 31, 1997 - ANNUAL REPORT

                                                          April 9, 1997

Dear Fellow Shareholder:

      The Fixed Income Portfolio's total return for the first quarter of 1997 was -.2%, which consisted of +1.6% from net interest income (after deducting fees and expenses) and -1.8% from (unrealized) depreciation of our bonds. The table below summarizes total return data for our fund as well as the average intermediate-term, investment grade fixed income fund. (Returns shown are after deducting all fees and expenses.)

                                                                    1 YEAR      5 YEARS
                                                                   ---------  -----------
Fixed Income Portfolio                                                  5.2%        6.1%
Average Intermediate Investment
 Grade Fixed Income Fund*                                               4.5%        6.6%

      *Source: Lipper Analytical Services

MARKET REVIEW

      The first quarter of 1997 resembled that of a year ago. Economic activity (as measured by employment, consumer spending, housing etc.) exhibited unexpected signs of strength while inflation remained tame. Interest rates rose in both periods resulting in flat to slightly negative total returns on bonds. The difference, however, was in the action by the Federal Reserve Board. The Fed raised the fed funds rate by 1/4% (versus lowering it in early '96), citing "persisting strength in demand" which might increase inflationary pressures. This apparent preemptive strike against inflation was the first move by the Fed to increase short term rates in over two years, and the market is worried about further increases, as in 1994.

      While we would not rule out the possibility of further tightening, we do not expect to see a repeat of 1994 when the federal funds rate was increased 7 times over the course of a year (from 3% to 6%) and bonds suffered their worst performance in a generation. In fact, by taking decisive, early action, the Fed may be positioning the economy for a continuation of a stable-growth, low-inflation environment which would have positive long-term implications for both stock and bond investors.

      We do not think that we (or anyone) can predict the course of interest rates. However, we do believe that real rates of return (coupon interest rates minus the expected inflation rate) are much more attractive today (+2.5% to 3.5%) than they were in early 1994 (approximately zero). So long as the inflation genie remains in the bottle, we remain cautiously optimistic about the prospects for bonds.

PORTFOLIO REVIEW

      The entire portfolio is listed later in this report, but the following table provides a snap-shot of some of the vital characteristics as of March 31:

Average Maturity                                                 7.1 years
Average Duration                                                 4.6 years
Average Coupon                                                   7.0%
30-Day SEC Yield at 3-31-97                                      6.1%
Average Rating                                                   AA

      We continue to find good value in bonds maturing in 5 to 8 years. We have concentrated our investing in government securities, principally mortgages and agencies, as we feel they represent better value relative to corporate bonds at this time.

      If you have questions about the portfolio or our strategy, please feel free to call either of us anytime.

Best regards,
/s/ WALLACE R. WEITZ                      /s/ THOMAS CARNEY

Wallace R. Weitz                          Thomas Carney
President, Portfolio Manager              Portfolio Manager

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                     SCHEDULE OF INVESTMENTS IN SECURITIES
                                 MARCH 31, 1997

               FACE
RATING        AMOUNT                                                                   COST             VALUE
------      ----------                                                              -----------      ------------
                            CORPORATE BONDS -- 23.1%
A           $  500,000      Lehman Brothers Holdings Notes 7.625% 7/15/99           $   500,189      $    506,620
BBB            500,000      Salomon, Inc. Sr. Notes 7.125% 8/01/99                      500,000           500,300
A              500,000      Phillip Morris Notes 7.125% 8/15/02                         500,000           493,937
BBB            500,000      Tenneco, Inc. Notes 8.075% 10/01/02                         498,229           518,420
BB+             48,000      Homeside, Inc. 11.25% 5/15/03                                48,000            53,520
AA-          1,000,000      Merrill Lynch Notes 7.25% 6/14/04                           999,541         1,002,679
BBB          1,000,000      ConAgra, Inc. Sub. Notes 7.4% 9/15/04                     1,000,000           991,509
A-             600,000      General Motors Acceptance Corp. Debs. 6.625%
                             10/15/05                                                   597,058           569,852
BB+            500,000      Dime Savings 10.5% 11/15/05                                 535,502           537,500
AAA              1,000      Berkshire Hathaway, Inc. Debs. 9.75% 1/15/18                  1,053             1,053
                                                                                    -----------      ------------
                                    Total Corporate Bonds                             5,179,572         5,175,390
                                                                                    -----------      ------------

                            MORTGAGE-BACKED SECURITIES -- 11.4%
AAA             28,374      Federal Home Loan Mtg. REMIC Planned
                             Amortization Class 9.0% 11/15/19 (Avg. Life 0.2
                             years)                                                      28,374            28,374
AAA             68,907      Federal Natl. Mtg Assn. 11.0% 1/01/01 (Avg. Life
                             1.6 years)                                                  70,437            71,664
AAA             81,341      Federal Home Loan Mtg. Corp. 9.5% 9/01/03
                             (Avg. Life 2.6 years)                                       81,341            84,391
AAA            500,000      Federal Natl. Mtg. Assn. REMIC Planned
                             Amortization Class 6.5% 10/25/18 (Avg. Life 6.6
                             years)                                                     485,425           469,063
AAA          1,000,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 6.75% 12/15/21 (Avg. Life 7.1
                             years)                                                     991,599           954,063
AAA            500,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 6.65% 9/15/21 (Avg. Life 7.7
                             years)                                                     490,129           465,781
AAA            500,000      Federal Home Loan Mtg. Corp. REMIC Planned
                             Amortization Class 7.0% 7/15/21 (Avg. Life 11.1
                             years)                                                     495,215           468,281
                                                                                    -----------      ------------
                                    Total Mortgage-Backed Securities                  2,642,520         2,541,617
                                                                                    -----------      ------------

                            TAXABLE MUNICIPAL BONDS -- 3.7%
AA+             95,000      Missouri Hsg. Dev. Comm. 8.6% 9/01/05                        95,598            95,475
AAA            250,000      Oklahoma Hsg. Fin. Auth. 8.7% 9/01/13                       250,000           251,250
AAA            495,000      Oklahoma Hsg. Fin. Auth. 7.3% 12/01/14                      495,000           471,859
                                                                                    -----------      ------------
                                    Total Taxable Municipal Bonds                       840,598           818,584
                                                                                    -----------      ------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                SCHEDULE OF INVESTMENTS IN SECURITIES, CONTINUED

               FACE
RATING        AMOUNT                                                                   COST             VALUE
------      ----------                                                              -----------      ------------
                            U.S. GOVERNMENT AND AGENCY SECURITIES -- 50.1%
AAA            100,100      U.S. Treasury Zero Coupon Receipts 2/15/98              $    95,282      $     94,997
AAA             99,960      U.S. Treasury Zero Coupon Receipts 2/15/99                   89,335            88,437
AAA            200,000      Federal Home Loan Bank 6.0% 4/12/01                         199,892           199,714
AAA            500,000      Federal Home Loan Mtg. Corp. 7.16% 5/16/01                  500,405           497,031
AAA          1,000,000      Federal Home Loan Bank 6.77% 3/20/02                      1,000,000           987,658
AAA            500,000      Federal Home Loan Bank 6.50% 4/15/04                        500,000           497,578
AAA          2,500,000      Federal Natl. Mtg. Assn. 7.55% 6/10/04                    2,498,621         2,487,500
AAA            500,000      Federal Natl. Mtg. Assn. 8.05% 7/14/04                      501,875           497,812
AAA            100,000      U.S. Treasury Note 8.25% 5/15/05                            104,216           103,891
AAA          1,000,000      Federal Home Loan Mtg. Corp. 7.09% 6/01/05                1,002,353           971,599
AAA          1,000,000      Federal Natl. Mtg. Assn. 7.27% 8/24/05                    1,001,358           983,437
AAA            500,000      Federal Home Loan Bank 6.44% 11/28/05                       500,680           478,437
AAA          1,000,000      Federal Natl. Mtg. Assn. 6.64% 2/02/06                    1,000,000           946,258
AAA            500,000      Federal Home Loan Mtg. Corp. 6.407% 2/22/06                 496,671           470,795
AAA          1,000,000      Federal Natl. Mtg. Assn. 7.15% 10/11/06                     979,020           978,700
AAA          1,000,000      Federal Home Loan Mtg. Corp. 6.77% 3/21/11                  923,569           916,250
                                                                                    -----------      ------------
                                    Total U.S. Government and Agency
                                    Securities                                       11,393,277        11,200,094
                                                                                    -----------      ------------

                            SHORT-TERM SECURITIES -- 14.9%
             1,357,193      Norwest U.S. Government Money Market Fund                 1,357,193         1,357,193
AAA          2,000,000      U.S. Treasury Bill 7/24/97                                1,968,302         1,966,458
                                                                                    -----------      ------------
                                    Total Short-Term Securities                       3,325,495         3,323,651
                                                                                    -----------      ------------
                                    Total Investments in Securities                 $23,381,462        23,059,336
                                                                                    -----------      ------------
                                                                                    -----------
                            Other Liabilities in Excess of Other Assets --
                             (3.2%)                                                                      (710,296)
                                                                                                     ------------
                                    Total Net Assets -- 100%                                         $ 22,349,040
                                                                                                     ------------
                                                                                                     ------------
                                    Net Asset Value Per Share                                        $     10.770
                                                                                                     ------------
                                                                                                     ------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      STATEMENT OF ASSETS AND LIABILITIES
                                 MARCH 31, 1997

Assets:
    Investment in securities at value (cost $23,381,462)                          $ 23,059,336
    Accrued interest                                                                   315,041
                                                                                  ------------
            Total assets                                                            23,374,377
                                                                                  ------------

Liabilities:
    Accrued expense                                                                      3,279
    Due to adviser                                                                       9,274
    Payable for securities purchased                                                 1,012,784
                                                                                  ------------
            Total liabilities                                                        1,025,337
                                                                                  ------------

Net assets applicable to outstanding capital stock                                $ 22,349,040
                                                                                  ------------
                                                                                  ------------

Net assets represented by:
    Capital stock outstanding, at par (note 4)                                           2,075
    Additional paid-in capital                                                      22,832,626
    Accumulated undistributed net investment income                                    295,955
    Accumulated undistributed net realized loss                                       (459,490)
    Net unrealized depreciation of investments (note 5)                               (322,126)
                                                                                  ------------
        Net assets                                                                $ 22,349,040
                                                                                  ------------
                                                                                  ------------

Net asset value and redemption price per share of outstanding
 capital stock (2,075,027 shares outstanding)                                     $     10.770
                                                                                  ------------
                                                                                  ------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                            STATEMENT OF OPERATIONS
                           YEAR ENDED MARCH 31, 1997

Investment income:
    Interest                                                                                   $ 1,221,758
                                                                                               -----------

Expenses (note 3):
    Investment advisory fee                                                       $    86,579
    Administrative fee                                                                 43,290
    Directors fees                                                                      1,495
    Other expenses                                                                     29,813
                                                                                  -----------
    Total expenses                                                                                 161,177
    Less administrative fee waived by investment adviser                                           (31,308)
                                                                                               -----------

        Net expenses                                                                               129,869
                                                                                               -----------

        Net investment income                                                                    1,091,889
                                                                                               -----------

Realized and unrealized loss on investments:
    Realized loss on investments                                                                   (14,283)
    Net unrealized depreciation of investments                                                    (288,919)
                                                                                               -----------
        Net realized and unrealized loss on investments                                           (303,202)
                                                                                               -----------

        Net increase in net assets resulting from operations                                   $   788,687
                                                                                               -----------
                                                                                               -----------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED MARCH 31,
                                                                                        1997            1996
                                                                                   --------------  --------------
Increase in net assets:
    From operations:
        Net investment income                                                      $    1,091,889  $      883,164
        Net realized gain (loss)                                                          (14,283)         20,379
        Net unrealized appreciation (depreciation)                                       (288,919)        229,011
                                                                                   --------------  --------------
            Net increase in net assets resulting from operations                          788,687       1,132,554
                                                                                   --------------  --------------

    Distributions to shareholders from:
        Net investment income                                                          (1,044,634)       (835,268)
        Net realized gain                                                                      --              --
                                                                                   --------------  --------------
            Total distributions                                                        (1,044,634)       (835,268)
                                                                                   --------------  --------------

    Capital share transactions (note 4):
        Proceeds from sales                                                            11,280,073       8,446,107
        Payments for redemptions                                                       (6,523,492)     (4,445,863)
        Reinvestment of distributions                                                     947,032         780,100
                                                                                   --------------  --------------
            Total increase from capital share transactions                              5,703,613       4,780,344
                                                                                   --------------  --------------
            Total increase in net assets                                                5,447,666       5,077,630
                                                                                   --------------  --------------

Net assets:

    Beginning of period                                                                16,901,374      11,823,744
                                                                                   --------------  --------------

    End of period                                                                  $   22,349,040  $   16,901,374
                                                                                   --------------  --------------
                                                                                   --------------  --------------

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS

The following financial information provides selected data for a share of the Fixed Income Portfolio outstanding throughout the periods indicated.

                                                                     YEAR ENDED MARCH 31,
                                ----------------------------------------------------------------------------------------------
                                   1997          1996          1995          1994          1993          1992          1991
                                -----------   -----------   -----------   -----------   -----------   -----------   ----------
NET ASSET VALUE, BEGINNING OF
 PERIOD                           $10.900       $10.608       $10.778       $11.105       $10.781       $10.644      $10.296
                                -----------   -----------   -----------   -----------   -----------   -----------   ----------

INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income             0.659         0.645         0.667         0.551         0.615         0.720        0.613
  Net gains or losses on
   securities (realized and
   unrealized)                     (0.112)        0.312        (0.224)       (0.290)        0.360         0.149        0.417
                                -----------   -----------   -----------   -----------   -----------   -----------   ----------
  Total from investment
   operations                       0.547         0.957         0.443         0.261         0.975         0.869        1.030
                                -----------   -----------   -----------   -----------   -----------   -----------   ----------

LESS DISTRIBUTIONS:
  Dividends from net
   investment income               (0.677)       (0.665)       (0.613)       (0.588)       (0.651)       (0.731)      (0.671)
  Distributions from realized
   gains                               --            --            --            --            --        (0.001)      (0.011)
                                -----------   -----------   -----------   -----------   -----------   -----------   ----------
  Total distributions              (0.677)       (0.665)       (0.613)       (0.588)       (0.651)       (0.732)      (0.682)
                                -----------   -----------   -----------   -----------   -----------   -----------   ----------

NET ASSET VALUE, END OF PERIOD    $10.770       $10.900       $10.608       $10.778       $11.105       $10.781      $10.644
                                -----------   -----------   -----------   -----------   -----------   -----------   ----------
                                -----------   -----------   -----------   -----------   -----------   -----------   ----------

TOTAL RETURN                         5.2%          9.2%          4.4%          2.3%          9.4%          8.6%        10.4%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   ($000)                         $22,349       $16,901       $11,824       $20,560       $19,655       $11,691      $ 6,261
  Ratio of net expenses to
   average net assets+              0.75%         0.75%         0.75%         0.75%         0.76%         0.72%        0.73%
  Ratio of net investment
   income to average net
   assets                           6.30%         6.18%         6.16%         4.94%         6.22%         7.50%        8.45%
  Portfolio turnover rate             24%           28%           49%           12%           15%           31%           8%

                                             DEC. 23, 1988
                                             (INCEPTION) TO
                                   1990      MARCH 31, 1989
                                ----------   --------------
NET ASSET VALUE, BEGINNING OF
 PERIOD                          $10.236        $10.142
                                ----------      -------
INCOME (LOSS) FROM INVESTMENT
 OPERATIONS:
  Net investment income            0.874          0.210
  Net gains or losses on
   securities (realized and
   unrealized)                     0.002         (0.047)
                                ----------      -------
  Total from investment
   operations                      0.876          0.163
                                ----------      -------
LESS DISTRIBUTIONS:
  Dividends from net
   investment income              (0.816)        (0.069)
  Distributions from realized
   gains                              --             --
                                ----------      -------
  Total distributions             (0.816)        (0.069)
                                ----------      -------
NET ASSET VALUE, END OF PERIOD   $10.296        $10.236
                                ----------      -------
                                ----------      -------
TOTAL RETURN                        8.9%           1.6%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
   ($000)                        $ 1,419        $ 1,316
  Ratio of net expenses to
   average net assets+             0.62%         1.00%*
  Ratio of net investment
   income to average net
   assets                          8.22%         9.32%*
  Portfolio turnover rate            30%             0%

*Annualized
+Absent voluntary waivers, the expense ratio would have been 0.93% for the year ended March 31, 1997 and 0.95% for the year ended March 31, 1996.

                See accompanying notes to financial statements.

               WEITZ SERIES FUND, INC. -- FIXED INCOME PORTFOLIO
                         NOTES TO FINANCIAL STATEMENTS
                                 MARCH 31, 1997

(1) ORGANIZATION

    Weitz Series Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as an open-end management investment company issuing shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At March 31, 1997, the Fund had four series in operation: the Fixed Income Portfolio, the Value Portfolio, the Government Money Market Portfolio, and the Hickory Portfolio. The accompanying financial statements present the financial position and results of operations of the Fixed Income Portfolio (the "Portfolio").

    The Portfolio's investment objective is high current income consistent with preservation of capital. The following significant accounting policies are in accordance with accounting policies generally accepted in the investment company industry.

(2) SIGNIFICANT ACCOUNTING POLICIES

    (a) VALUATION OF INVESTMENTS

       Investment securities are carried at market determined using the following valuation methods:

          - Securities traded on a national or regional securities exchange are valued at the last quoted sales price.

          - Securities not listed on an exchange or securities in which there were no reported transactions will be valued at the mean between the last current closing bid and ask prices.

          - Securities or other assets for which reliable recent market quotations are not readily available will be valued at fair market value as determined in good faith by or under the direction of the Company's Board of Directors or a committee of the Board.

    (b) FEDERAL INCOME TAXES

       Since the Portfolio's policy is to comply with all sections of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders, no provision for income or excise taxes is required.

       Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for Federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolio.

    (c) SECURITY TRANSACTIONS

       Security transactions are accounted for on the date the securities are purchased or sold (trade date). Income dividends and distributions to shareholders are recorded on the ex-dividend date. Interest, including amortization of discount and premium, is accrued as earned.

       Realized gains or losses are determined by specifically identifying the security sold.

    (d) DIVIDEND POLICY

       The Portfolio will declare and distribute income dividends and capital gains distributions as may be required to qualify as a regulated investment company under the Internal Revenue Code. Generally, the Portfolio pays income dividends on a quarterly basis. All dividends and distributions will be reinvested automatically unless the shareholder elects otherwise.

    (e) USE OF ESTIMATES

       The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

(3) RELATED PARTY TRANSACTIONS

    The Fund and Portfolio have retained Wallace R. Weitz & Company (the "Adviser") as their exclusive investment adviser. In addition, the Fund has an agreement with Weitz Securities, Inc. to act as distributor for the Portfolio's shares. Certain officers and directors of the Fund are also officers and directors of the Adviser and Weitz Securities, Inc.

    Under the terms of a management and investment advisory agreement, the Adviser receives a management fee equal to 1/2% per annum of the Portfolio's average daily net asset value. The Adviser has agreed to reimburse the Portfolio up to the amount of advisory fees paid to the extent that total expenses exceed 1% of the Portfolio's average annual daily net asset value.

    Under the terms of an administration agreement, certain services are being provided including the transfer of shares, disbursement of dividends, fund accounting and related administrative services of the Fund for which the Adviser is being paid a monthly fee. During the year ended March 31, 1997, the fee was calculated at an average annual rate of .25% of the Portfolio's average daily net assets, of which .18% was waived.

    Weitz Securities, Inc. as distributor, received no compensation for distribution of Portfolio shares.

(4) CAPITAL STOCK

    The Fund is authorized to issue a total of 100 million shares of common stock in series with a par value of $.001 per share. Ten million of these shares have been authorized by the Board of Directors to be issued in the series designated Fixed Income Portfolio, of which 2,075,027 shares are outstanding at March 31, 1997. The Board of Directors may authorize additional shares in other series of the Fund's shares without shareholder approval. Each share of stock will have a pro rata interest in the assets of the series to which the stock of that series relates and will have no interest in the assets of any other series.

    Transactions in the capital stock of the Portfolio are summarized as follows:

                                                                                 YEAR ENDED MARCH 31,
                                                                                  1997         1996
                                                                               -----------  -----------
Transactions in shares:
  Shares issued..............................................................    1,040,794      770,638
  Shares redeemed............................................................     (604,489)    (406,925)
  Reinvested dividends.......................................................       88,172       72,266
                                                                               -----------  -----------
    Net increase.............................................................      524,477      435,979
                                                                               -----------  -----------
                                                                               -----------  -----------

(5) SECURITIES TRANSACTIONS

    Purchases and proceeds from maturities or sales of investment securities of the Portfolio, other than short-term securities, aggregated $8,368,083 and $3,862,701, respectively. The cost of investments is the same for financial reporting and Federal income tax purposes. At March 31, 1997, the aggregate gross unrealized appreciation and depreciation were $44,841 and $366,967, respectively.

    For Federal income tax purposes, the Portfolio has realized capital loss carryforwards of $459,490 available to offset future realized capital gains. To the extent that such carryforwards are used, no capital gains distributions will be made. The carryforwards expire as follows: March 31, 2000 -- $25,694, March 31, 2001 -- $31,035, March 31, 2002 -- $35,365, March
    31, 2003 -- $4,254, March 31, 2004 -- $348,510, and March 31, 2005 --
    $14,632.

                          INDEPENDENT AUDITOR'S REPORT

To the Board of Directors and Shareholders
Weitz Series, Inc. -- Fixed Income Portfolio:

      We have audited the accompanying statement of assets and liabilities of Weitz Series, Inc. -- Fixed Income Portfolio, including the schedule of investments in securities, as of March 31, 1997, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended March 31, 1996, and the financial highlights for all years prior to April 1, 1996, were audited by other auditors whose report, dated April 17, 1996, expressed an unqualified opinion on those statements.

      We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Weitz Series, Inc. -- Fixed Income Portfolio as of March 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with generally accepted accounting principles.

                                          /s/ McGladrey & Pullen, LLP
New York, New York
April 18, 1997

--------------------------------------------------------------------------------
      WEITZ SERIES FUND, INC.

BOARD OF DIRECTORS
  John W. Hancock
  Richard D. Holland
  Thomas R. Pansing, Jr.
  Delmer L. Toebben
  Wallace R. Weitz

OFFICERS
  Wallace R. Weitz, President
  Mary K. Beerling, Vice-President & Secretary
  Linda L. Lawson, Vice-President
  Richard F. Lawson, Vice-President

INVESTMENT ADVISER
  Wallace R. Weitz & Company

DISTRIBUTOR
  Weitz Securities, Inc.

CUSTODIAN
  Norwest Bank Nebraska, N.A.

TRANSFER AGENT AND DIVIDEND PAYING AGENT
  Wallace R. Weitz & Company

This report has been prepared for the information of shareholders of Weitz Series Fund, Inc. -- Fixed Income Portfolio. For more detailed information about the Fund, its investment objectives, management, fees and expenses, please see a current prospectus. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.